Exhibit 99.1

VISHAY REPORTS RESULTS FOR FIRST QUARTER 2018

•	Revenues for Q1 2018 of $717 million
•	Gross Margin Q1 of 28.6%
•	Operating Margin Q1 of 14.5%
•	EPS Q1 of $0.39
•	Adjusted EPS Q1 of $0.40
•	Cash from operations for trailing twelve months Q1 of $372 million and capital expenditures of $182 million
•	Guidance for Q2 2018 for revenues of $740 to $780 million and gross margins of 28.5% to 29.5% at Q1 exchange rates
•	Distribution: point of sales Q1 14% over prior quarter and inventory turns of 3.8

Vishay Intertechnology, Inc. (NYSE: VSH), one of the world's largest manufacturers of discrete semiconductors and passive components, today announced its results for the fiscal quarter ended March 31, 2018.

Revenues for the fiscal quarter ended March 31, 2018 were $716.8 million, compared to $673.5 million for the fiscal quarter ended December 31, 2017, and $604.8 million for the fiscal quarter ended April 1, 2017.  Net earnings attributable to Vishay stockholders for the fiscal quarter ended March 31, 2018 were $62.4 million, or $0.39 per diluted share, compared to a net loss attributable to Vishay stockholders of $177.7 million, or $(1.23) per share for the fiscal quarter ended December 31, 2017, and net earnings attributable to Vishay stockholders of $36.7 million, or $0.24 per diluted share for the fiscal quarter ended April 1, 2017.

As summarized on the attached reconciliation schedule, all periods presented include items affecting comparability.  Adjusted earnings per diluted share, which exclude these items net of tax and the unusual tax items, were $0.40, $0.37, and $0.28 for the fiscal quarters ended March 31, 2018, December 31, 2017, and April 1, 2017, respectively.

Commenting on the results for the first quarter 2018, Dr. Gerald Paul, President and Chief Executive Officer, stated, "In the first quarter, Vishay continued to enjoy excellent business conditions in virtually all markets; especially, Vishay's key markets of automotive and industrial show unbroken strength. The present favorable market conditions neither represent a spike of demand by a few applications like in 2000 nor a recovery from a general crisis like in 2010. We trust in an accelerated growth trend of our markets—in particular, the automotive and industrial end markets—for the years to come. We prepare ourselves by continuing to expand manufacturing capacities for our constrained key product lines while remaining careful in adding operational fixed costs."

Commenting on the outlook Dr. Paul stated, "For the second quarter we guide for revenues of $740 to $780 million and gross margins of 28.5% to 29.5% at the exchange rates for the first quarter."

Effective January 1, 2018, the Company adopted several new accounting standards, including ASU 2014-09, "Revenue from Contracts with Customers" and related guidance; ASU 2016-01, "Recognition and Measurement of Financial Assets and Liabilities;" and ASU 2017-07, "Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost."  Where required by the applicable new standards, prior periods have been recast to retrospectively reflect the impact of the standards.  Recast statements of operations for each quarter of 2017, and the full years 2017 and 2016, are included in the financial tables in this press release.  The impact of these new accounting standards on income (loss) before taxes was not material, though the new standards impacted various individual line items, which slightly changed historical gross margin and operating margin calculations.    More detailed discussion of the impact of these new accounting standards will be included in the Company's Quarterly Report on Form 10-Q when it is filed.

A conference call to discuss Vishay's first quarter financial results is scheduled for Tuesday, May 8, 2018 at 9:00 a.m. ET. The dial-in number for the conference call is 877-589-6174 (+1 706-643-1406 if calling from outside the United States or Canada) and the conference ID is 1357089.

There will be a replay of the conference call from 12:00 p.m. ET on Tuesday, May 8, 2018 through 11:59 p.m. ET on Tuesday, May 15, 2018. The telephone number for the replay is 800-585-8367 (+1 855-859-2056 or 404-537-3406 if calling from outside the United States or Canada) and the access code is 1357089.

A live audio webcast of the conference call and a PDF copy of the press release and the quarterly presentation will be accessible directly from the Investor Relations section of the Vishay website at http://ir.vishay.com.

About Vishay

Vishay Intertechnology, Inc., a Fortune 1000 Company listed on the NYSE (VSH), is one of the world's largest manufacturers of discrete semiconductors (diodes, MOSFETs, and infrared optoelectronics) and passive electronic components (resistors, inductors, and capacitors). These components are used in virtually all types of electronic devices and equipment, in the industrial, computing, automotive, consumer, telecommunications, military, aerospace, power supplies, and medical markets. Vishay's product innovations, successful acquisition strategy, and "one-stop shop" service have made it a global industry leader. Vishay can be found on the Internet at www.vishay.com.

This press release includes certain financial measures which are not recognized in accordance with U.S. generally accepted accounting principles ("GAAP"), including adjusted net earnings; adjusted earnings per share; adjusted operating margin; free cash; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; and adjusted EBITDA margin; which are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP measures supplement our GAAP measures of performance or liquidity and should not be viewed as an alternative to GAAP measures of performance or liquidity. Non-GAAP measures such as adjusted net earnings, adjusted earnings per share, adjusted operating margin, free cash, EBITDA, adjusted EBITDA, and adjusted EBITDA margin do not have uniform definitions. These measures, as calculated by Vishay, may not be comparable to similarly titled measures used by other companies. Management believes that such measures are meaningful to investors because they provide insight with respect to intrinsic operating results of the Company. Although the terms "free cash" and "EBITDA" are not defined in GAAP, the measures are derived using various line items measured in accordance with GAAP. Reconciling items to arrive at adjusted net earnings represent significant charges or credits that are important to understanding the Company's intrinsic operations. Reconciling items to calculate adjusted operating margin and adjusted EBITDA represent those same items used in computing adjusted net earnings, as relevant. Furthermore, the presented calculation of adjusted EBITDA is substantially similar to, but not identical to, a measure used in the calculation of financial ratios required for covenant compliance under Vishay's revolving credit facility. These reconciling items are indicated on the accompanying reconciliation schedules and are more fully described in the Company's financial statements presented in its annual report on Form 10-K and its quarterly reports presented on Forms 10-Q.

Statements contained herein that relate to the Company's future performance, including statements with respect to forecasted revenues, margins, manufacturing capacities, customer confidence, anticipated growth areas for the company, global growth markets generally and the performance of the economy in general, are forward-looking statements within the safe harbor provisions of Private Securities Litigation Reform Act of 1995. Words such as "believe," "estimate," "will be," "will," "would," "expect," "anticipate," "plan," "project," "intend," "could," "should," or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only, and are subject to certain risks, uncertainties and assumptions, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance, or achievements may vary materially from those anticipated, estimated or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions; delays or difficulties in implementing our cost reduction strategies; delays or difficulties in expanding our manufacturing capacities; changes in foreign currency exchange rates; uncertainty related to the effects of changes in foreign currency exchange rates; competition and technological changes in our industries; difficulties in new product development; difficulties in identifying suitable acquisition candidates, consummating a transaction on terms which we consider acceptable, and integration and performance of acquired businesses; changes in applicable domestic and foreign tax regulations and uncertainty regarding the same;  changes in applicable accounting standards and other factors affecting our operations that are set forth in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Fiscal quarters ended
	March 31, 2018	December 31, 2017*	April 1, 2017*

Net revenues	$716,795	$673,462	$604,801
Costs of products sold	511,495	496,086	443,052
Gross profit	205,300	177,376	161,749
Gross margin	28.6%	26.3%	26.7%

Selling, general, and administrative expenses	101,238	95,291	92,702
Restructuring and severance costs	-	6,079	1,469
Operating income	104,062	76,006	67,578
Operating margin	14.5%	11.3%	11.2%

Other income (expense):
Interest expense	(7,677)	(7,046)	(6,790)
Other components of net periodic pension cost	(3,519)	(3,470)	(2,890)
Other	(847)	587	(396)
Gain (loss) on disposal of equity affiliate	-	948	(7,060)
Total other income (expense) - net	(12,043)	(8,981)	(17,136)

Income (loss) before taxes	92,019	67,025	50,442

Income taxes	29,474	244,526	13,493

Net earnings (loss)	62,545	(177,501)	36,949

Less: net earnings (loss) attributable to noncontrolling interests	179	156	230

Net earnings (loss) attributable to Vishay stockholders	$62,366	$(177,657)	$36,719

Basic earnings (loss) per share attributable to Vishay stockholders	$0.43	$(1.23)	$0.25

Diluted earnings (loss) per share attributable to Vishay stockholders	$0.39	$(1.23)	$0.24

Weighted average shares outstanding - basic	144,327	144,165	146,274

Weighted average shares outstanding - diluted	159,502	144,165	154,876

Cash dividends per share	$0.0675	$0.0675	$0.0625

*Recast for the retrospective adoption of ASUs 2014-09 and 2017-07

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Fiscal quarters ended				Years ended
	April 1, 2017*	July 1, 2017*	September 30, 2017*	December 31, 2017*	December 31, 2017*	December 31, 2016*

Net revenues	$604,801	$643,164	$677,941	$673,462	$2,599,368	$2,317,328
Costs of products sold	443,052	469,327	487,794	496,086	1,896,259	1,743,506
Gross profit	161,749	173,837	190,147	177,376	703,109	573,822
Gross margin	26.7%	27.0%	28.0%	26.3%	27.0%	24.8%

Selling, general, and administrative expenses	92,702	88,351	91,487	95,291	367,831	356,006
Restructuring and severance costs	1,469	481	3,244	6,079	11,273	19,199
Impairment of intangible assets	-	-	-	-	-	1,559
Operating income	67,578	85,005	95,416	76,006	324,005	197,058
Operating margin	11.2%	13.2%	14.1%	11.3%	12.5%	8.5%

Other income (expense):
Interest expense	(6,790)	(7,076)	(6,938)	(7,046)	(27,850)	(25,623)
Other components of net periodic pension cost	(2,890)	(2,969)	(3,088)	(3,470)	(12,417)	(16,020)
Other	(396)	749	798	587	1,738	4,716
Gain (loss) on disposal of equity affiliate	(7,060)	-	-	948	(6,112)	4,597
Gain on early extinguishment of debt	-	-	-	-	-	8,809
U.S. pension settlement charges	-	-	-	-	-	(79,321)
Total other income (expense) - net	(17,136)	(9,296)	(9,228)	(8,981)	(44,641)	(102,842)

Income (loss) before taxes	50,442	75,709	86,188	67,025	279,364	94,216

Income taxes	13,493	19,300	21,605	244,526	298,924	44,843

Net earnings (loss)	36,949	56,409	64,583	(177,501)	(19,560)	49,373

Less: net earnings (loss) attributable to noncontrolling interests	230	219	179	156	784	581

Net earnings (loss) attributable to Vishay stockholders	$36,719	$56,190	$64,404	$(177,657)	$(20,344)	$48,792

Basic earnings (loss) per share attributable to Vishay stockholders	$0.25	$0.38	$0.44	$(1.23)	$(0.14)	$0.33

Diluted earnings (loss) per share attributable to Vishay stockholders	$0.24	$0.36	$0.41	$(1.23)	$(0.14)	$0.32

Weighted average shares outstanding - basic	146,274	146,381	145,728	144,165	145,633	147,152

Weighted average shares outstanding - diluted	154,876	155,300	156,701	144,165	145,633	150,697

Cash dividends per share	$0.0625	$0.0625	$0.0625	$0.0675	$0.2550	$0.2500

*Recast for the retrospective adoption of ASUs 2014-09 and 2017-07

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets
(Unaudited - in thousands)

	March 31, 2018	December 31, 2017*

Assets
Current assets:
Cash and cash equivalents	$839,591	$748,032
Short-term investments	501,221	547,136
Accounts receivable, net	376,537	340,027
Inventories:
Finished goods	132,996	127,272
Work in process	184,613	170,319
Raw materials	143,039	132,068
Total inventories	460,648	429,659

Prepaid expenses and other current assets	116,948	130,336
Total current assets	2,294,945	2,195,190

Property and equipment, at cost:
Land	92,929	92,285
Buildings and improvements	617,071	606,168
Machinery and equipment	2,461,857	2,415,769
Construction in progress	94,027	103,058
Allowance for depreciation	(2,358,549)	(2,311,522)
	907,335	905,758

Goodwill	147,047	142,742

Other intangible assets, net	73,072	69,754

Other assets	148,111	148,645
Total assets	$3,570,510	$3,462,089

*Recast for the retrospective adoption of ASUs 2014-09 and 2017-07

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets (continued)
(Unaudited - in thousands)

	March 31, 2018	December 31, 2017*

Liabilities and stockholders' equity
Current liabilities:
Notes payable to banks	$56	$4
Trade accounts payable	191,935	222,373
Payroll and related expenses	136,386	135,702
Other accrued expenses	161,990	154,230
Income taxes	38,676	50,226
Total current liabilities	529,043	562,535

Long-term debt less current portion	406,385	370,470
U.S. transition tax payable	165,600	151,200
Deferred income taxes	342,207	336,465
Other liabilities	77,425	75,249
Accrued pension and other postretirement costs	283,754	281,701
Total liabilities	1,804,414	1,777,620

Redeemable convertible debentures	250,990	252,070

Equity:
Vishay stockholders' equity
Common stock	13,212	13,188
Class B convertible common stock	1,210	1,213
Capital in excess of par value	1,753,762	1,752,506
Retained earnings (accumulated deficit)	(307,833)	(362,254)
Accumulated other comprehensive income (loss)	52,544	25,714
Total Vishay stockholders' equity	1,512,895	1,430,367
Noncontrolling interests	2,211	2,032
Total equity	1,515,106	1,432,399
Total liabilities, temporary equity, and equity	$3,570,510	$3,462,089

*Recast for the retrospective adoption of ASUs 2014-09 and 2017-07

VISHAY INTERTECHNOLOGY, INC.
Consolidated Statements of Cash Flows
(Unaudited - in thousands)
	Fiscal quarters ended
	March 31, 2018	April 1, 2017

Operating activities
Net earnings	$62,545	$36,949
Adjustments to reconcile net earnings (loss) to
net cash provided by operating activities:
Depreciation and amortization	40,558	40,212
(Gain) loss on disposal of property and equipment	(176)	60
Accretion of interest on convertible debentures	1,309	1,211
Inventory write-offs for obsolescence	5,457	4,834
Loss on disposal of equity affiliate	-	7,060
Deferred income taxes	7,014	4,307
Other	2,908	2,026
Changes in operating assets and liabilities, net of effects of businesses acquired	(72,756)	(52,985)
Net cash provided by operating activities	46,859	43,674

Investing activities
Purchase of property and equipment	(28,273)	(16,668)
Proceeds from sale of property and equipment	184	943
Purchase of businesses, net of cash acquired	(12,072)	-
Purchase of short-term investments	(39,243)	(151,886)
Maturity of short-term investments	93,194	147,530
Other investing activities	(935)	(5,971)
Net cash provided by (used in) investing activities	12,855	(26,052)

Financing activities
Net proceeds (payments) on revolving credit lines	34,000	20,000
Net changes in short-term borrowings	52	8
Dividends paid to common stockholders	(8,918)	(8,378)
Dividends paid to Class B common stockholders	(817)	(758)
Cash withholding taxes paid when shares withheld for vested equity awards	(2,297)	(1,971)
Other financing activities	-	(1,255)
Net cash provided by financing activities	22,020	7,646
Effect of exchange rate changes on cash and cash equivalents	9,825	2,337

Net increase in cash and cash equivalents	91,559	27,605

Cash and cash equivalents at beginning of period	748,032	471,781
Cash and cash equivalents at end of period	$839,591	$499,386

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Adjusted Earnings Per Share
(Unaudited - In thousands, except per share amounts)
	Fiscal quarters ended
	March 31, 2018	December 31, 2017	April 1, 2017

GAAP net earnings (loss) attributable to Vishay stockholders	$62,366	$(177,657)	$36,719

Reconciling items affecting operating income:
Restructuring and severance costs	$-	$6,079	$1,469

Reconciling items affecting other income (expense):
Loss (gain) on disposal of equity affiliate	$-	$(948)	$7,060

Reconciling items affecting tax expense (benefit):
Enactment of TCJA	$-	$234,855	$-
Effects of cash repatriation program	1,316	(2,702)	(968)
Effects of changes in uncertain tax positions	-	2,369	-
Tax effects of pre-tax items above	-	(2,060)	(441)

Adjusted net earnings	$63,682	$59,936	$43,839

Adjusted weighted average diluted shares outstanding	159,502	161,177	154,876

Adjusted earnings per diluted share	$0.40	$0.37	$0.28

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Free Cash
(Unaudited - In thousands)
	Fiscal quarters ended
	March 31, 2018	December 31, 2017	April 1, 2017
Net cash provided by operating activities	$46,859	$122,932	$43,674
Proceeds from sale of property and equipment	184	201	943
Less: Capital expenditures	(28,273)	(85,642)	(16,668)
Free cash	$18,770	$37,491	$27,949

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of EBITDA and Adjusted EBITDA
(Unaudited - In thousands)
	Fiscal quarters ended
	March 31, 2018	December 31, 2017	April 1, 2017

GAAP net earnings (loss) attributable to Vishay stockholders	$62,366	$(177,657)	$36,719
Net earnings (loss) attributable to noncontrolling interests	179	156	230
Net earnings (loss)	$62,545	$(177,501)	$36,949

Interest expense	$7,677	$7,046	$6,790
Interest income	(2,036)	(1,883)	(1,263)
Income taxes	29,474	244,526	13,493
Depreciation and amortization	40,558	41,827	40,212
EBITDA	$138,218	$114,015	$96,181

Reconciling items
Restructuring and severance costs	$-	$6,079	$1,469
Loss (gain) on disposal of equity affiliate	-	(948)	7,060

Adjusted EBITDA	$138,218	$119,146	$104,710

Adjusted EBITDA margin**	19.3%	17.7%	17.3%

** Adjusted EBITDA as a percentage of net revenues

Source: Vishay Intertechnology, Inc.
Contact:
Vishay Intertechnology, Inc.
Peter Henrici
Senior Vice President, Corporate Communications
+1-610-644-1300